Certain identified information has been excluded from the exhibit pursuant to Item 601(a)(6) of Regulation S-K or pursuant to Item 601(b)(10)(iv) because it is both not material and is the type of information that the registrant treats as private or confidential. Redacted information is indicated by: [***]

Exhibit 10.75

February 12, 2026	UBC File: F16-05805 / 2026-2011

VIA EMAIL

Neil K. Warma

President and CEO

ProMIS Neurosciences, Inc.

Suite 200, 1920 Yonge Street

Toronto, ON M4S 3E2

Re:

Collaborative Research Agreement between The University of British Columbia and Vancouver Coastal Health Authority (collectively the “Institution”) and ProMIS Neurosciences, Inc. (the “Sponsor”), effective as of April 1, 2016 and amended on December 13, 2017, July 5, 2018, February 13, 2019, September 9th, 2019, January 11, 2022 and December 2, 2024 (the “Agreement”); Amendment No. 7

The Institution and Sponsor have executed the Agreement and hereby agree to amend the Agreement as follows:

Any reference in the Agreement to Schedule “A” shall be understood to also include a reference to Schedule “A-2” as attached to this Amendment No. 7.

The first two paragraphs of Article 4.1 will be replaced with the following:

4.1

The Parties understand and agree that, subject to Article 4.3 and excluding any intellectual property related costs under Section 7, the total costs to the Sponsor hereunder will be CAD $6,630,000. The Parties acknowledge that any budget categories that may be described in the Project are estimates only and that changes from category to category may be made at the Institution’s discretion.

As of February 9, 2026, the Sponsor has already paid an amount of CAD $5,630,000. The Sponsor will pay the remaining amount of CAD $1,000,000 in five equal installments, each within 30 days of receipt of an invoice (to be) sent in accordance with the following invoicing schedule:

i.	January 15, 2026	$200,000
ii.	March 1, 2026	$200,000
iii.	June 1, 2026	$200,000
iv.	September 1, 2026	$200,000
v.	December 1, 2026	$200,000

Each invoice will contain the required payment details.

Certain identified information has been excluded from the exhibit pursuant to Item 601(a)(6) of Regulation S-K or pursuant to Item 601(b)(10)(iv) because it is both not material and is the type of information that the registrant treats as private or confidential. Redacted information is indicated by: [***]

Articles 16.0 (Notices) will be deleted in its entirety and replaced with the following:

16.1

All legal notices will be sent electronically using the email address below, or to such other address that a Party may designate. A notice will be deemed delivered at the time of successful transmission.

a.	Institution: [***], with a copy to [***]
b.	Company: [***]

All other terms and conditions of the Agreement will remain in full force and effect and will continue for the duration of the Agreement. The Agreement and this Amendment No. 7 will be read together and constitute one agreement.

This Amendment to the Agreement may be signed in counterparts either through original copies or electronically each of which will be deemed an original and all of which will constitute the same instrument.

Signed for and on behalf of	Signed for and on behalf of
THE UNIVERSITY OF BRITISH COLUMBIA	PROMIS NEUROSCIENCES, INC.
by its authorized signatory:	by its authorized signatory:

/s/ John-Paul Heale	/s/ Neil Warma
Name: Dr. John-Paul Heale	Name: Neil Warma
Title: Managing Director, UILO	Title: CEO
Date: 2/17/2026	Date: 2/12/2026

Signed for and on behalf of	Signed for and on behalf of
THE UNIVERSITY OF BRITISH COLUMBIA	VANCOUVER COASTAL HEALTH AUTHORITY
by its authorized signatory:	by its authorized signatory:

/s/ Jennifer Lynett	/s/ James Johnson
Name: Jennifer Lynett	Name: Dr. James Johnson
Title: Associate Director Sponsored Research	Title: Professor, Faculty of Medicine, UBC
Date: 2/13/2026	Date: 2/17/2026

Acknowledged by

/s/ Neil Cashman

Dr. Neil Cashman

Principal Investigator

Date:

Certain identified information has been excluded from the exhibit pursuant to Item 601(a)(6) of Regulation S-K or pursuant to Item 601(b)(10)(iv) because it is both not material and is the type of information that the registrant treats as private or confidential. Redacted information is indicated by: [***]

SCHEDULE “A-2”

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